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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K/A


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 7, 1999
                                                  ---------------
                          Centura Software Corporation
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              (Exact name of registrant as specified in charter)



   CALIFORNIA                      0-21010                  94-2874178
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


  975 ISLAND DRIVE, REDWOOD SHORES, CALIFORNIA                    94065
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (650) 596-3400
                                                    --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Exhibit Index located on page 3

Item 2. Acquisition or Disposition of Assets

     On June 7, 1999, Centura Software Corporation ("Centura") completed the acquisition of Raima Corporation ("Raima") pursuant to the terms of the Agreement and Plan of Reorganization dated March 15, 1999 (the "Merger Agreement") among Centura Software Corporation, a Delaware corporation, Centura Subsidiary Corporation, a Delaware corporation and a wholly-owned subsidiary of Centura ("Subsidiary"), and Raima, a Washington corporation.

     Subsidiary merged with and into Raima, (the "Merger")
effective as of June 7, 1999.     Each share of Raima common stock was
converted into the right to receive 0.7428 of a share of Centura common stock plus cash in the amount of $0.06, subject to certain adjustments

   .

     The Merger Agreement is incorporated herein by reference from Centura's Registration Statement on Form S-4 filed with the Securities Exchange Commission on May 3, 1999 and is listed herein as
Exhibit 2.1. A copy of Centura's press release announcing the effectiveness of the Merger is incorporated herein by reference and included as Exhibit 99, herein. The foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

Item 7. Financial Statement and Exhibits

                 (a)(1)    Financial Statements relating to Raima

                 The information required by this Item was previously reported in Centura's Prospectus dated May 13, 1999, which was filed as part of Centura's Amendment No. 1 to Registration
                 Statement on Form S-4, filed with the Securities and Exchange Commission on May 12, 1999.

                 (a)(2)    Accountants' report

                 The information required by this Item was previously reported in Centura's Prospectus dated May 13, 1999, which was filed as part of Centura's Amendment No. 1 to Registration
                 Statement on Form S-4, filed with the Securities and Exchange Commission on May 12, 1999.

                 (b)(1)    Pro Forma Condensed Financial Information

                 The information required by this Item was previously reported in Centura's Prospectus dated May 13, 1999, which was filed as part of Centura's Amendment No. 1 to Registration
                 Statement on Form S-4, filed with the Securities and Exchange Commission on May 12, 1999.

                (c)       See attached Exhibit Index.

                                EXHIBIT INDEX



Number  Exhibit

2.1 Agreement and Plan of Reorganization dated as of March 15, 1999 among Centura Software Corporation, Centura Subsidiary Corporation and Raima Corporation (filed as
        Exhibit 2.1 to Centura's Registration Statement on Form S-4 filed with the Securities Exchange Commission on May 3, 1999 and incorporated herein by reference).

99      Press Release dated June 7, 1999.



                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        CENTURA SOFTWARE CORPORATION



        By     /s/ Richard Lucien
                Richard Lucien,
                Vice President of Finance and
                Operations and Chief Financial Officer


Dated:  August 17, 1999